Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes

Note 12. Income Taxes

We do not pay federal income taxes, as our profits or losses are reported to the taxing authorities by our individual partners.

The Corporation and its subsidiaries filed consolidated United States federal and state income tax returns. The tax returns and the amount of taxable income or loss reflected thereon are subject to examination by United States federal and state taxing authorities. An estimated tax payment of $0.6 million was made for the year ended June 30, 2009.

The reconciliation between the tax benefit (expense) computed by multiplying pretax income by the U.S. federal statutory income tax rate and the reported amounts of income tax benefit (expense) for the year ended June 30, 2009 is as follows:

U.S. federal statutory income tax rate	34.0%
State income taxes	4.0%
Percentage depletion in excess of tax basis	(32.7)%
Non-deductible permanent differences	(1.0)%
Other	(0.3)%

4.0%